Exhibit 10.12

THIRD AMENDMENT
TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS THIRD AMENDMENT effective as of the last date of the signature block, to the Fund Administration Servicing Agreement (the “Agreement”) dated as of August 14, 2015, as amended, is entered into by and between TEUCRIUM COMMODITY TRUST, a Delaware statutory trust (the “Trust”), TEUCRIUM TRADING, LLC, a Delaware limited liability company, the sponsor of the Funds (the “Sponsor”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“USBFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to add the 7RCC Spot Bitcoin and Carbon Credit Futures ETF to Exhibit A of the Agreement, and

WHEREAS, Section 12 of the Agreement allows for its amendment by a written instrument executed by all parties.

NOW, THEREFORE, the parties agree as follows:

1.	Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

TEUCRIUM COMMODITY TRUST

By:	/s/ Cory Mullen-Rusin
Name:	Cory Mullen-Rusin
Title:	Chief Financial Officer
Date:	11/3/2025

TEUCRIUM TRADING, LLC

By:	/s/ Springer Harris
Name:	Springer Harris
Title:	COO
Date:	11/6/2025

U.S. BANCORP FUND SERVICES, LLC

By:	/s/ Greg Farley
Name:	Greg Farley
Title:	Senior Vice President
Date:	11/6/2025

[Signature Page]

Exhibit A to the Fund Administration Servicing Agreement Teucrium Commodity Trust

Separate Series of Teucrium Commodity Trust

Name of Series
Teucrium Corn Fund
Teucrium Wheat Fund
Teucrium Soybean Fund
Teucrium Sugar Fund
Teucrium Agricultural Fund
7RCC Spot Bitcoin and Carbon Credit Futures ETF

A-1